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                                                                    EXHIBIT 10.4

      PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND WILL BE FILED SEPARATELY WITH THE SECURITIES AND
           EXCHANGE COMMISSION. SUCH PORTIONS ARE DESIGNATED "[***]".

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                          c/o Prudential Capital Group
                          Two Ravinia Drive, Suite 1400
                             Atlanta, Georgia 30346

                                                            August 11, 1999

Crown Crafts, Inc.
1600 Riveredge Parkway
Suite 200
Atlanta, GA 30328
Attention:   Mr. David S. Fraser,
             Vice President and Chief Financial Officer

Ladies and Gentlemen:

         Reference is made to that certain Note Agreement dated as of October 12, 1995 between Crown Crafts, Inc. (the "Company") and The Prudential Insurance Company of America ("Prudential"), as heretofore amended (the "Note Agreement") and that certain amendment to the Note Agreement, dated August 4, 1999, attached hereto as Exhibit A (the "Prior Amendment"). Terms not otherwise defined herein have the meanings given such terms in the Note Agreement.

         At the Company's request, and subject to its written acceptance hereof, Prudential, as holder of all the Notes, hereby agrees with the Company to amend the Note Agreement and the Prior Amendment as follows:

                  Sections 7 and 8 of the Prior Amendment are hereby deleted in their entirety and replaced by the following provisions:

                          "7. [***].

                          8. The Company shall not permit at any time, during
             the period from August 11, 1999 through and including December 31, 1999, the aggregate amount of its committed revolving lines of credit to be less than $30,000,000, without the prior written consent of Prudential."
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         Except to the extent amended by the provisions hereof, all of the terms, conditions and obligations of the Note Agreement shall remain in full force and effect.

         If you are in agreement with the foregoing, please sign this letter in the space provided below, whereupon it will become a binding agreement between Prudential and the Company.

                                   Very truly yours,

                                   THE PRUDENTIAL INSURANCE
                                            COMPANY OF AMERICA

                                   BY:      /s/ Yvonne M. Guajardo
                                      -----------------------------------------
                                            Name: Yvonne M. Guajardo
                                            Title:  Vice President

Agreed to and accepted
as of August 11, 1999

CROWN CRAFTS, INC.

By: /s/ David S. Fraser
   -----------------------------
     Name:  David S. Fraser
     Title:  Vice President, Chief Financial Officer